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                                                                   EXHIBIT 10.15


                  FIRST AMENDMENT TO THIRD AMENDED AND RESTATED
                             DEVELOPMENT AGREEMENT


         This First Amendment to Third Amended and Restated Development Agreement (this "First Amendment") is made as of the 1st day of June, 2006, by and between the POKAGON BAND OF POTAWATOMI INDIANS (the "Band"), the Pokagon Gaming Authority (the "Authority"), and GREAT LAKES GAMING OF MICHIGAN, LLC, a Minnesota limited liability company (f/k/a Great Lakes of Michigan, LLC, ("Great Lakes").


                                    RECITALS


A. Great Lakes and the Band entered into a Third Amended and Restated Development Agreement dated as of January 25, 2006 (the "Third Amended and Restated Development Agreement"), which amended and restated a Second Amended and Restated Development Agreement dated as of December 22, 2004, which amended and restated a First Amended and Restated Development Agreement dated as of October 16, 2000, which amended and restated a Development Agreement dated as of July 8, 1999, between Lakes Entertainment, Inc., f/k/a Lakes Gaming, Inc. ("Lakes") and the Band which Lakes assigned to Great Lakes pursuant to an Assignment and Assumption Agreement dated as of October 16, 2000 and the Band assigned to the Pokagon Gaming Authority pursuant to an Assignment and Assumption Agreement dated as of May 25, 2006.


B. This First Amendment amends the Third Amended and Restated Development Agreement to reflect the intent of the Band, the Authority, and Great Lakes to have the term of the Third Amended and Restated Development Agreement expire no later than six years and eleven months after the date land was first taken into trust for the Band by the United States, which occurred on January 27, 2006, unless terminated earlier in accordance with its terms.


         NOW, THEREFORE, in consideration of the mutual covenants, conditions and promises herein contained, the receipt and sufficiency of which are expressly acknowledged, the Band, the Authority, and Great Lakes hereby agree as follows:


SECTION 1. AMENDMENT TO SECTION 7.1. Section 7.1 of the Third Amended and Restated Development Agreement is hereby amended and restated in its entirety to read as follows:


         Section 7.1. Term.


         This Agreement shall enter into and remain in full force and effect from the date of execution hereof until, unless earlier terminated in accordance with its terms, the earlier of:


         (a) December 27, 2012; and


         (b) the later of:


             (i) seven (7) years from the Commencement Date, provided that if the Term of the Management Agreement is reduced to five (5) years pursuant to (section) 3.2 of the Management Agreement, the term of this Agreement shall be five (5) years plus the


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         period of development and construction, or such earlier date as the
         Management Agreement shall have been terminated in accordance with its terms; and


                  (ii) the date on which all obligations owed to Great Lakes by the Authority pursuant to this Agreement and any related notes have been satisfied in full or otherwise discharged.


SECTION 2. MISCELLANEOUS. Capitalized but undefined terms used herein have the meanings set forth in the Third Amended and Restated Development Agreement. All other provisions of the Third Amended and Restated Development Agreement not modified by this First Amendment shall remain in full force and effect. All provisions relating to governing law, jurisdiction, waivers of sovereign immunity, arbitration and waivers of rights to tribal courts contained in the Third Amended and Restated Development Agreement shall remain in full force and effect and shall apply to this First Amendment. This First Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.


         IN WITNESS WHEREOF, the parties have executed this First Amendment as of the date first referenced above.


                            [Signature Pages follow]
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                                              POKAGON BAND OF POTAWATOMI
                                              INDIANS


                                              By  /s/ John Miller
                                                -----------------------
                                                 Its: Council Chairman


                                              By /s/ Judy Winchester
                                                -----------------------
                                                 Its: Secretary




                                              POKAGON GAMING AUTHORITY


                                              By  /s/ John Miller
                                                -----------------------
                                                 Its: President/CEO


                                              By  /s/ Judy Winchester
                                                -----------------------
                                                 Its: Secretary









[Signature Page to First Amendment to Third Amended and Restated Development Agreement]




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                                              GREAT LAKES GAMING OF MICHIGAN LLC

                                                  By:  /s/ Timothy Cope
                                                      ----------------------

                                                  Its:  Pres/CFO
                                                       ---------------------

        [Signature Page to First Amendment to Third Amended and Restated
                             Development Agreement]